UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☒  Soliciting Material Pursuant to ss.240.14a-12

Yahoo! Inc.
-----------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

Third Point LLC
Third Point Offshore Master Fund L.P.
Third Point Ultra Master Fund L.P.
Third Point Partners L.P.
Third Point Partners Qualified L.P.
Third Point Reinsurance Co. Ltd.
Lyxor/Third Point Fund Limited
dbX-Risk Arbitrage 11 Fund
Daniel S. Loeb
Harry J. Wilson
Michael J. Wolf
Jeffrey A. Zucker
-----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

     5)   Total fee paid:

-----------------------------------------------------------------------------

☐  Fee paid previously with preliminary materials.
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid

-----------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------

     3)   Filing Party:

-----------------------------------------------------------------------------

     4)   Date Filed:

-----------------------------------------------------------------------------

On May 9, 2012, Third Point LLC (“Third Point”) issued a press release (the “Press Release”) containing Third Point’s letter to the Board of Directors (the “Board”) of Yahoo! Inc. commenting on, among other things, the review by the Board of Scott Thompson's credentials.  A copy of the Press Release is attached hereto as Exhibit 1 and is incorporated herein by reference.  A copy of the press release was also made available by Third Point at http://www.valueyahoo.com.

*              *              *

Third Point and the other Participants (defined below) have filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and accompanying proxy card in connection with its solicitation of proxies for the election of Mr. Daniel S. Loeb, Mr. Harry J. Wilson, Mr. Michael J. Wolf and Mr. Jeffrey A. Zucker at the Company’s 2012 Annual Meeting of Shareholders (the “Annual Meeting”).

THE PARTICIPANTS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING PROXY CARDS AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THIRD POINT, DANIEL S. LOEB, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MASTER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD POINT REINSURANCE COMPANY LTD., LYXOR/THIRD POINT FUND LIMITED, DBX-RISK ARBITRAGE 11 FUND, HARRY J. WILSON, MICHAEL J. WOLF AND JEFFREY A. ZUCKER (COLLECTIVELY, THE “PARTICIPANTS”), FROM THE SHAREHOLDERS OF THE COMPANY, FOR USE AT THE ANNUAL MEETING, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT ITS TOLL-FREE NUMBER (800) 322-2885 OR VIA EMAIL AT PROXY@MACKENZIEPARTNERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY THIRD POINT AND THE OTHER PARTICIPANTS WITH THE SEC ON MARCH 21, 2012, WHICH DOCUMENT IS AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO SHAREHOLDERS OF THE COMPANY AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING THE PARTICIPANTS’ PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT ITS TOLL-FREE NUMBER (800) 322-2885 OR VIA EMAIL AT PROXY@MACKENZIEPARTNERS.COM.